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                                  EXHIBIT 23.1




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                             CONSENT OF ACCOUNTANTS

     I consent to the reference to me under the captions "Experts" and "Changes in and Disagreements with Accountants on Accounting and Financial Disclosure" and to the use of my report for the year ended December 31, 1995 in the Registration Statement (Form 10SB) of Tengasco, Inc.


                                                   /s/ Charles M. Stivers
                                                   ----------------------------
                                                   Charles M. Stivers